                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                 NOVEMBER 25, 1998
                                 -----------------
                  Date of Report (Date of Earliest Event Reported)



                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)



                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)


                 0-13551                               95-3863296
        (Commission File Number)            (IRS Employer Identification No.)

                           4100 NEWPORT PLACE, SUITE 900
                          NEWPORT BEACH, CALIFORNIA 92660
                          --------------------------------
                 (Address of Principal Executive Offices)(Zip Code)

                                   (949) 863-2444
                                   --------------
                (Registrant's Telephone Number, including Area Code)


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Item 5.  Other Events.

     On November 25, 1998, Western Bancorp ("Western") announced that the Board of Directors had approved the declaration of a quarterly dividend of $0.225 per share of common stock payable on December 24, 1998 to shareholders of record on December 4, 1998. A copy of a Press Release issued by Western in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference in its entirety.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K:

Exhibit
Number                   Description
------                   -----------

99.1      Press Release of Western dated November 25, 1998.


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

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 27, 1998


                              WESTERN BANCORP


                              By:  /s/ ARNOLD C. HAHN
                                   ---------------------
                                   Name:  Arnold C. Hahn
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                                   EXHIBIT INDEX


Exhibit
Number                   Description
99.1      Press Release of Western Bancorp dated November 25, 1998


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